Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24BK

ONE HUNDRED FOURTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Fourteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Charter Communications Holding Company, LLC, as successor in interest to Time Warner Cable Inc. (“Customer”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, as more particularly described in that certain One Hundred Eighth Amendment to the Agreement, effective as of July 19, 2016 (CSG document no. 4111838) (the “108th Amendment”), CSG and Customer agreed that the Connected Subscribers in the Charter Agreement (as defined in the 108th Amendment) will be used for the purpose of determining the total number of Connected Subscribers, combined, under this Agreement and the Charter Agreement, for the limited purposes described therein for the period from ****** *, ****, through December 31, 2016 (the “******** ********* ********** Period”); and

Whereas, as a result of discussions between the parties, the parties agree to amend the terms of the ******** ********* ********** Period.

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date.

1.    Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes the 108th Amendment, CSG and Customer agree that the ******** ********* ********** Period shall be amended such that the ******** ********* ********** Period shall commence as of ****** *, ****, and shall continue through January 31, 2017 (the “Amended ******** ********* ********** Period”).

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP, Billing Strat & Ops	Title: SVP, Secretary & General Counsel
Date: 1/13/17	Date: 1-17-17